POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Wayne W. Murdy, Bruce D. Hansen, Britt D. Banks and W. Durand Eppler, each of them acting individually, his or her true and lawful attorney-in-fact and agent, with full power of substitution and revocation, in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to enable Newmont Mining Corporation (the "Corporation") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, including, without limitation, the power and authority to sign his or her name in any and all capacities (including his capacity as a Director and/or Officer of the Corporation) to (i) the Registration Statement on Form S-8 or such other form as may be appropriate and any amendments thereto (including post-effective amendments) registering the issuance from time to time of shares of common stock of the Corporation upon exercise of options to purchase common shares of Franco-Nevada issued pursuant to the Franco-Nevada Mining Limited Employees' Stock Option Plan, (ii) the Registration Statement on Form S-3 or such other form as may be appropriate and any amendments thereto (including post-effective amendments) registering the issuance from time to time of shares of common stock of the Corporation upon exercise of the Franco-Nevada Class A Warrants and the Franco-Nevada Class B
Warrants and (iii) any and all instruments or documents filed as part of or in connection with such Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney-in-fact and agent shall lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 19th day of March, 2002.



                       Signature                          Title


-----------------------------------------------           Director
                  Glen A. Barton


              /s/ Vincent A. Calarco                      Director
-----------------------------------------------
                  Vincent A. Calarco


              /s/ Ronald C. Cambre                        Director
-----------------------------------------------
                   Ronald C. Cambre


              /s/ James T. Curry, Jr.                     Director
-----------------------------------------------
                  James T. Curry, Jr.




              /s/ Joseph P. Flannery                      Director
-----------------------------------------------
                  Joseph P. Flannery


              /s/ M. Craig Haase                          Director
-----------------------------------------------
                  M. Craig Haase


              /s/ Michael S. Hamson                       Director
-----------------------------------------------
                  Michael S. Hamson


-----------------------------------------------          Director
                  Leo I. Higdon, Jr.


              /s/ Pierre Lassonde                         Director
-----------------------------------------------
                  Pierre Lassonde


              /s/ Robert J. Miller                        Director
-----------------------------------------------
                  Robert J. Miller


              /s/ Wayne W. Murdy                          Chairman of the Board and Chief
-----------------------------------------------           Executive Officer
                  Wayne W. Murdy                          (Principal Executive Officer)


              /s/ Robin A. Plumbridge                     Director
-----------------------------------------------
                  Robin A. Plumbridge


              /s/ John B. Prescott                        Director
-----------------------------------------------
                  John B. Prescott


              /s/ Moeen A. Qureshi                        Director
-----------------------------------------------
                  Moeen A. Qureshi


              /s/ Michael K. Reilly                       Director
-----------------------------------------------
                  Michael K. Reilly





              /s/ Seymour Schulich                        Director
-----------------------------------------------
                  Seymour Schulich


              /s/ James V. Taranik                        Director
-----------------------------------------------
                  James V. Taranik


-----------------------------------------------          Senior Vice President and Chief Financial
                  Bruce D. Hansen                        Officer (Principal Financial Officer)


-----------------------------------------------          Vice President and Controller
                    Linda K. Wheeler                     (Principal Accounting Officer)

